UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2014

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

November 1, 2014

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) for the fiscal year ended September 30, 2014.  As of September 30, 2014, more than 2,900 shareholders had $98 million invested in both classes of the Chase Growth Fund, and over 1,350 shareholders had over $35 million invested in both classes of the Chase Mid-Cap Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 1, 2014 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

The twelve months ended September 30, 2014, were most notably marked by an improving, albeit inconsistently, U.S. economy offset by Federal Reserve Board (“Fed”) actions to begin limiting the “quantitative easing” programs enacted after the economic collapse in late 2008 and early 2009.  Markets rose in the last quarter of 2013 and continued to do so in the first three quarters of 2014. Only subsequent to September 30th have we seen anything like a correction with a nearly 10% drop in the major indices (S&P 500® Index) but a much more severe drop in smaller indices (Russell 2000® Index). But even then by October 21st, virtually all major indices have rallied off of their lows and the market shows signs of resuming its upward trend.

Markets continue to be driven by several somewhat contradictory factors.  The economy seems to be improving with U.S. Department of Labor weekly jobless claims, for example, trending down from about 330,000 at the start of the year to the 290,000 range by late September.  However, according to the U.S. Department of Labor, the number of people actually working in the U.S. has risen only two percent over the past year, while average weekly earnings have risen less than one percent and the percentage of people in the labor force has dropped slightly over the past year. These are not the signs of a booming economy.

Longer-term interest rates also tell the story of an economy that is sluggish. After rising to about 3.00% at year-end 2013, the U.S. 10-year treasury rate has consistently dropped in 2014, reaching 2.52% on September 30, 2014. In near panic induced buying in October, 2014, the 10-year U.S. Treasury rate dropped below 2% for a few days and is now hovering around 2.2% (October 21st).  This increases the likelihood rates may stay low well into 2015.

Despite the employment and interest rate data, the past year was noted for improving corporate profitability.  Earnings for the S&P 500® Index in 2013 were $108.67 according to S&P/Capital IQ. S&P/Capital IQ reported on October 22, 2014 that this year they are expected to rise 7.5% to $116.92. And in 2015, they are predicted to rise another 11.1% to $129.92; a figure that we believe may prove to be too aggressive.  On top of the earnings growth, corporations have been fairly flush with cash leading to a fair number of mergers and acquisitions as well as high levels of stock buyback activity.

The combination of continued Fed easy money policies and rising corporate profits, created a good environment for stocks for much of the year with major indices hitting records in September.  With our emphasis on consistent growth and high quality, these “risk-on” environments are often difficult for us, yet we were pleased that the Chase Growth Fund fared well compared to the Russell 1000® Growth Index and Lipper Large Cap Growth Funds Index over the past fiscal year while we were disappointed that the Chase Mid-Cap Growth Fund lagged over the same period.

Chase Funds

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/14	9/30/14	(12/2/97)
	9/30/14	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+21.66%	+13.88%	+7.10%	+7.28%
Russell 1000® Growth Index	+19.15%	+16.50%	+8.94%	+5.43%
Lipper Large Cap Growth Funds Index	+16.87%	+14.71%	+7.91%	+4.64%

			5 years ended	Since Inception
		1 year ended	9/30/14	(1/29/07)
		9/30/14	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)		+21.90%	+14.15%	+6.79%
Russell 1000® Growth Index		+19.15%	+16.50%	+8.38%
Lipper Large Cap Growth Funds Index		+16.87%	+14.71%	+7.21%
Gross Expense Ratio: Class N 1.40%, Institutional Class 1.15%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On September 30th, the Chase Growth Fund owned 42 stocks ranging in market capitalization from $5.2 billion (Signature Bank (New York, NY)) to $382 billion (Microsoft Corporation).

For the last twelve months ended September 30th, 2014, the Chase Growth Fund outperformed the Russell 1000® Growth Index.  Relative performance was helped by our overweight position in the Health Care sector and our underweight position in the Consumer Staples sector.  Stock selection helped performance in the Health Care, Materials, and Technology sectors, but detracted from performance in the Consumer Discretionary sector.  For the twelve months ended September 30th, our five best performing stocks were Skyworks Solutions, Inc. +94.21%, Gilead Sciences, Inc. +59.94%, Westlake Chemical Corporation +58.96%, SanDisk Corporation +55.33%, and ACTAVIS plc +52.48%.  Our five worst performing stocks were Oceaneering International, Inc. -14.48%, Chicago Bridge & Iron Company N.V. -12.50%, The Hershey Company -11.01%, Cummins Inc. -7.99%, and NetApp, Inc. -7.89%.

Both Gilead and Skyworks have been very successful stocks for us since their purchase. Gilead, bought in mid-2013, has long been a leader in medicines to treat HIV. Over the past year, it has become the global leader in medicines to treat Hepatitis C as well.  The World Health Organization estimates there are 170-200 million people affected by Hepatitis C worldwide. Until fairly recently, treatment options were limited. However, Gilead’s first drug, Sovaldi, was approved late last year and it offered the first highly effective cure for the disease. It became one of the world’s top selling drugs quickly and is on track to have sales of about $10 billion this year. Gilead’s newer Hepatitis C drug that is more convenient to take than Sovaldi, called Harvoni, received U.S. approval very recently and some believe will almost certainly become a bigger seller than Sovaldi quite quickly.

Chase Funds

Skyworks is another stock purchased in 2013. It is a semiconductor firm specializing in multiple parts that go into cellular phones and other wireless devices. It has had double digit revenue growth and earnings growth per year for the last few years and we believe may continue to do so as wireless devices get more complicated and prevalent worldwide.  Skyworks is also increasing exposure to the “Internet of Things” with products that are used in a variety of devices in automotive, household, health care, and industrial markets.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (EPS) growth rates of 22% vs. 20% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2015 of 21% vs. 17%, and revenue growth of 17% vs. 11%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000® Growth Index (15.9X vs. 20.5X) based on 2015 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 0.72 times their five-year historical growth rates compared to 1.03 times for the Russell 1000® Growth Index and 0.75 times their projected one-year growth rates compared to 1.19 times for the Russell 1000® Growth Index.

September 30, 2014	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2015) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/14	9/30/14	(9/1/02)
	9/30/14	(Annualized)	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Class N (CHAMX)	+8.53%	+17.14%	+9.32%	+9.52%
Russell Midcap® Growth Index	+14.43%	+17.12%	+10.24%	+11.81%
Lipper Mid-Cap Growth Funds Index	+10.64%	+14.69%	+9.68%	+10.55%

Chase Funds

Since Inception
	1 year ended	(2/2/12)
	9/30/14	(Annualized)
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+8.78%	+14.59%
Russell Midcap® Growth Index	+14.43%	+17.15%
Lipper Mid-Cap Growth Funds Index	+10.64%	+14.98%
Gross Expense Ratio: Class N 1.77%, Institutional Class 1.52%
Expense Cap*: Class N 1.43%, Institutional Class 1.18%

*
The adviser has contractually agreed to waive fees through 1/27/15.  The Fund has agreed to repay the adviser for waived expenses, thus the net expense ratio could be higher than the gross expense ratio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On September 30th, the Chase Mid-Cap Growth Fund owned 47 stocks ranging in market capitalization from $1.2 billion (The Finish Line, Inc.) to $17.3 billion (AmerisourceBergen Corporation).

For the last twelve months ended September 30th, 2014, the Chase Mid-Cap Growth Fund Class N modestly underperformed the Russell Midcap® Growth Index and Lipper Mid-Cap Growth Funds Index.

Our performance was hurt by our overweight position in the Technology sector, but stock selection within the sector was positive which helped performance.  Stock selection was also positive in the Health Care sector, but negative in the Consumer Discretionary, Financials, Energy and Industrials sectors.

For the twelve months ended September 30th, our five best performing stocks were Salix Pharmaceuticals, Ltd. +111.12%, Skyworks Solutions, Inc. +90.86%, Akorn, Inc. +70.37%, ARRIS Group, Inc. +59.41%, and Spectrum Brands Holdings, Inc. +35.28%.  Our five worst performing stocks were WisdomTree Investments, Inc. -25.38%, AMC Networks, Inc. -20.95%, Ocwen Financial Corporation -19.91%, Dicks Sporting Goods, Inc. -19.44%, and AmTrust Financial Services, Inc. -18.96%.

In addition to Skyworks, which was purchased in 2013 in the Chase Mid-Cap Growth Fund, two other mid-cap stocks that have done well for us since their purchase were Akorn, Inc., and ARRIS Group. Akorn was purchased in mid-2012 and specializes in generic medicines generally serving smaller niche markets. Although it is building a branded business, its focus on generic versions of eye medications contributes a significant amount of revenues and profits.

ARRIS Group, which was bought in mid-2013 shortly after it completed the acquisition of Motorola Mobility Holdings, Inc., is a manufacturer of communications equipment, primarily the equipment used by the cable and satellite broadcast and internet industries to offer their services to customers but also of the set-top boxes (notably including Comcast’s X-1 platform) used by consumers.  The company operates on a global basis and recently announced transactions with firms in Portugal, Chile and Austria.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have slightly lower five-year average annual earnings per share growth rates of 19% vs. 21% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2015 of 22% vs. 18%, and

Chase Funds

revenue growth of 16% vs. 13%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (17.0X vs. 24.9X) based on 2015 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are reasonably priced, selling at 0.89 times their five-year historical growth rates compared to 1.21 times for the Russell Midcap® Growth Index and 0.77 times their projected one-year earnings growth rates compared to 1.38 times for the Russell Midcap® Growth Index.

September 30, 2014	CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP® GROWTH INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2015) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

As we write this letter, equity markets look increasingly shaky. Concerns about slowing economic growth, increasing global turmoil and of a potential Ebola epidemic have risen. This resulted in a sharp move down in equity markets through mid-October, followed by a fairly sharp rebound. As we begin the fourth quarter, it is unclear whether recent market weakness will continue to abate, or increase.  Earnings for the third quarter have only started being released.  Both the actual numbers for revenues and earnings, and the guidance for the fourth quarter and beyond are likely to set the market’s direction going forward.

Volatility has clearly increased as well, with sharp moves within sectors and industries now the norm.  In Q2 2014 for example, three of our six best performing stocks in the Chase Growth Fund were Continental Resources, Inc., EOG Resources, Inc. and Schlumberger N.V. (Schlumberger Limited), all rising from 17% to 27%.  In Q3, three of our four worst performing stocks were (you guessed it) Continental Resources -13%, EOG Resources – 12% and Schlumberger N.V. – 14%).  These moves pose a conundrum for us.  Many of our technical indicators seek to capture trends yet it is hard to know whether a 90 day down move in a stock is the start of a new trend, or a pause in a longer-term uptrend.  Schlumberger, for example, is one of the global leaders in oil services.  It recently made a compelling case for potential earnings of $10 per share in 2017.  Despite this, the stock fell 14% in Q3.

Over time, markets follow earnings, both up and down.  As noted earlier, this year’s S&P 500® Index earnings growth of about 7.5% appears reasonable. We believe next year’s predicted 11% growth to the $130 level according to S&P/Capital IQ may be too high. As investors, we seek companies with above-market growth.  Based on data provided by Russell Investments and William O’Neil, earnings of companies in the Chase Growth Fund are estimated to rise 21% in 2015 while those of companies in the Chase Mid-Cap Growth Fund are estimated to rise 22%, yet their price/earnings ratios remain below that of the Russell 1000® Growth Index and Russell Midcap® Growth Index, respectively.  We continue to believe that good value can offer good downside protection.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	ACTAVIS plc	3.95%	1.	Team Health Holdings, Inc.	2.86%
2.	Microsoft Corporation	3.77%	2.	Spectrum Brands Holdings, Inc.	2.86%
3.	Skyworks Solutions, Inc.	3.60%	3.	Kirby Corporation	2.85%
4.	Gilead Sciences, Inc.	3.57%	4.	Dollar Tree, Inc.	2.81%
5.	Constellation Brands, Inc.	3.32%	5.	Skyworks Solutions, Inc.	2.70%
6.	PepsiCo, Inc.	3.27%	6.	Microchip Technology Incorporated	2.56%
7.	CVS Health Corporation	3.06%	7.	Salix Pharmaceuticals, Inc.	2.53%
8.	Verizon Communications Inc.	3.06%	8.	Robert Half International Inc.	2.53%
9.	Union Pacific Corporation	3.02%	9.	Fiserv, Inc.	2.53%
10.	The Walt Disney Company	2.91%	10.	CareFusion Corporation	2.50%

Peter W. Tuz, CFA	Brian J. Lazorishak, CFA, CIC, CIPM, CMT
President & Director	Senior Vice President & Director

Robert ‘Buck’ C. Klintworth, CMT
Vice President

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Chase Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

Chase Funds

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

Quasar Distributors, LLC, Distributor.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2014 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at September 30, 2014 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/14 – 9/30/14).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.43% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/14	Value 9/30/14	Period 4/1/14 – 9/30/14*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,041.60	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17

*
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/14	Value 9/30/14	Period 4/1/14 – 9/30/14*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,042.20	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

*
Expenses are equal to the Fund’s annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at September 30, 2014 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/14	Value 9/30/14	Period 4/1/14 – 9/30/14*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,001.10	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

*
Expenses are equal to the Fund’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/14	Value 9/30/14	Period 4/1/14 – 9/30/14*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,002.40	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2014	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	21.66%	20.50%	13.88%	7.10%	—
Chase Growth Fund – Institutional Class	21.90%	20.78%	14.15%	—	6.79%
Russell 1000 Growth Index	19.15%	22.45%	16.50%	8.94%	8.38%
Lipper Large Cap Growth Funds Index	16.87%	21.75%	14.71%	7.91%	7.21%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund –
Class N Shares versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2014	Year	Years	Years	Years	(2/2/12)
Chase Mid-Cap Growth Fund – Class N Shares	8.53%	17.95%	17.14%	9.32%	—
Chase Mid-Cap Growth Fund – Institutional Class	8.78%	—	—	—	14.59%
Russell Midcap Growth Index	14.43%	22.74%	17.12%	10.24%	17.15%
Lipper Mid-Cap Growth Funds Index	10.64%	20.29%	14.69%	9.68%	14.98%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares	COMMON STOCKS: 98.1%	Value
	Asset Management: 2.5%
19,900	Ameriprise Financial, Inc.	$2,455,262

	Auto/Auto Parts: 3.5%
13,380	O’Reilly Automotive, Inc.*	2,011,817
15,880	Wabco Holdings, Inc.*	1,444,286
		3,456,103
	Beverage: 6.6%
37,310	Constellation Brands, Inc. - Class A*	3,251,940
34,500	PepsiCo, Inc.	3,211,605
		6,463,545
	Biotechnology: 6.2%
7,750	Biogen Idec, Inc.*	2,563,778
32,920	Gilead Sciences, Inc.*	3,504,333
		6,068,111
	Broadcast Media: 2.2%
40,300	Comcast Corp. - Class A	2,167,334

	Chemicals: 4.3%
17,680	LyondellBasell Industries NV - Class A+	1,921,109
26,880	Westlake Chemical Corp.	2,327,539
		4,248,648
	Chemicals - Specialty: 2.4%
11,770	PPG Industries, Inc.	2,315,630

	Computer - Semiconductors: 2.0%
20,000	SanDisk Corp.	1,959,000

	Computer Software: 6.0%
31,600	Check Point Software Technologies Ltd.+*	2,187,984
79,700	Microsoft Corp.	3,694,892
		5,882,876
	Computer Software - Gaming: 1.9%
53,800	Electronic Arts, Inc.*	1,915,818

	Containers: 1.2%
19,100	Packaging Corp of America	1,218,962

	Drugs - Generic: 4.0%
16,060	Actavis plc+*	3,874,956

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares		Value
	Drugs - Proprietary: 2.0%
34,300	AbbVie, Inc.	$1,981,168

	Electrical Equipment: 1.5%
29,200	AMETEK, Inc.	1,466,132

	Electrical Instruments: 2.9%
23,390	Thermo Fisher Scientific, Inc.	2,846,563

	Energy/Integrated: 1.7%
16,820	EOG Resources, Inc.	1,665,516

	Energy/Oil & Gas Exploration & Production: 1.7%
25,400	Continental Resources, Inc.*	1,688,592

	Energy/Oil Service: 2.5%
24,180	Schlumberger Ltd.+	2,458,864

	Engineering/Construction: 2.1%
58,000	Quanta Services, Inc.*	2,104,820

	Finance/Banks: 1.9%
16,410	Signature Bank*	1,838,905

	Finance/Information Services: 4.7%
36,600	Fiserv, Inc.*	2,365,641
10,510	Visa, Inc. - Class A	2,242,519
		4,608,160
	Health Care Distribution: 1.8%
9,000	McKesson Corp.	1,752,030

	Household Products: 1.6%
25,400	Jarden Corp.*	1,526,794

	Information Services: 2.0%
7,950	Alliance Data Systems Corp.*	1,973,747

	Internet Retail: 2.0%
1,660	Priceline.com, Inc.*	1,923,243

	Leisure Time: 2.9%
32,090	Walt Disney Co.	2,856,973

	Machinery: 1.2%
21,000	Ingersoll-Rand PLC+	1,183,560

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares		Value
	Media & Advertising: 1.1%
13,300	Scripps Networks Interactive, Inc. - Class A	$1,038,597

	Railroad: 3.0%
27,280	Union Pacific Corp.	2,957,698

	Retail - Discount: 2.1%
36,900	Dollar Tree, Inc. *	2,068,983

	Retail Drug Stores: 3.1%
37,700	CVS Caremark Corp.	3,000,543

	Retail/Home Improvement: 2.1%
22,300	Home Depot, Inc.	2,045,802

	Semiconductors: 5.9%
48,550	Microchip Technology, Inc.	2,293,017
60,800	Skyworks Solutions, Inc.	3,529,440
		5,822,457
	Telecommunication Equipment: 2.4%
31,600	QUALCOMM, Inc.	2,362,731

	Telecommunication Services: 3.1%
60,000	Verizon Communications, Inc.	2,999,400
	Total Common Stocks (Cost $74,543,392)	96,197,523

	SHORT-TERM INVESTMENTS: 2.0%
1,996,966	Invesco STIT Treasury Portfolio - Institutional Class, 0.01%#	1,996,966
	Total Short-Term Investments (Cost $1,996,966)	1,996,966
	Total Investments in Securities (Cost $76,540,358): 100.1%	98,194,489
	Liabilities in Excess of Other Assets: (0.1)%	(101,946)
	Net Assets: 100.0%	$98,092,543

+	U.S. traded security of a foreign issuer.
*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares	COMMON STOCKS: 98.0%	Value
	Airlines: 2.2%
6,360	Allegiant Travel Co.	$786,478

	Auto/Auto Parts: 2.0%
4,630	O’Reilly Automotive, Inc.*	696,167

	Business Services: 4.2%
11,160	Portfolio Recovery Associates, Inc.*	582,887
18,100	Robert Half International, Inc.	886,899
		1,469,786
	Chemicals - Specialty: 4.0%
6,310	Airgas, Inc.	698,202
14,880	Cytec Industries, Inc.	703,675
		1,401,877
	Computer - Networking: 1.8%
5,320	F5 Networks, Inc.*	631,697

	Computer - Semiconductors: 1.8%
8,780	Synaptics, Inc.*	642,696

	Computer Software: 2.5%
19,500	Paychex, Inc.	861,900

	Containers: 1.7%
48,800	Graphic Packaging Holding Co.*	606,584

	Drugs - Proprietary: 4.9%
22,800	Akorn, Inc.*	826,956
5,680	Salix Pharmaceuticals, Ltd.*	887,443
		1,714,399
	Education Services: 1.5%
12,900	Grand Canyon Education, Inc.*	525,933

	Electronics: 1.9%
20,600	Universal Display Corp.*	672,384

	Energy/Oil Service: 4.0%
9,500	Bristow Group, Inc.	638,400
11,700	Cameron International Corp.*	776,646
		1,415,046

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares		Value
	Engineering/Construction: 2.1%
20,000	Quanta Services, Inc.*	$725,800

	Finance/Banks: 1.9%
6,000	Signature Bank *	672,360

	Finance/Information Services: 4.3%
12,900	Euronet Worldwide, Inc.*	616,491
13,720	Fiserv, Inc.*	886,792
		1,503,283
	Food: 5.8%
14,100	Hormel Foods Corp.	724,599
22,900	Pinnacle Foods, Inc.	747,685
6,900	TreeHouse Foods, Inc.*	555,450
		2,027,734
	Footwear: 4.1%
7,030	Deckers Outdoor Corp.*	683,175
20,700	Iconix Brand Group, Inc.*	764,658
		1,447,833
	Health Care Distribution: 2.2%
9,900	AmerisourceBergen Corp.	765,270

	Household Products: 6.6%
8,600	Church & Dwight Co., Inc.	603,376
12,000	Jarden Corp.*	721,320
11,070	Spectrum Brands Holdings, Inc.	1,002,167
		2,326,863
	Information Services: 1.5%
2,100	Alliance Data Systems Corp.*	521,367

	Insurance-Disability/Life: 1.5%
10,100	Lincoln National Corp.	541,158

	Leisure Time: 2.0%
4,700	Polaris Industries, Inc.	704,013

	Machinery: 2.0%
9,830	Flowserve Corp.	693,212

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares		Value
	Media & Advertising: 1.7%
7,690	Scripps Networks Interactive, Inc. - Class A	$600,512

	Medical Products: 2.1%
14,800	Integra LifeSciences Holdings*	734,672

	Medical Systems/Equipment: 2.5%
19,400	CareFusion Corp.*	877,850

	Personal Care: 2.2%
6,490	Ulta Salon, Cosmetics & Fragrance, Inc.*	766,923

	Real Estate Operations: 1.5%
17,350	CBRE Group, Inc. - Class A*	515,989

	Retail - Apparel: 1.5%
21,500	Finish Line, Inc. - Class A	538,145

	Retail - Discount: 2.8%
17,600	Dollar Tree, Inc.*	986,832

	Retail - Specialty: 2.2%
19,000	GameStop Corp. - Class A	782,800

	Semiconductors: 5.3%
19,000	Microchip Technology, Inc.	897,370
16,300	Skyworks Solutions, Inc.	946,215
		1,843,585
	Service Companies: 2.9%
17,300	Team Health Holdings, Inc.*	1,003,227

	Shipping: 2.8%
8,490	Kirby Corp.*	1,000,547

	Telecommunication Equipment: 1.9%
23,200	ARRIS Group, Inc.*	657,836

	Waste Disposal: 2.1%
15,200	Waste Connections, Inc.	737,504
	Total Common Stocks (Cost $28,002,921)	34,400,262

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares	SHORT-TERM INVESTMENTS: 2.1%	Value
725,090	Invesco STIT Treasury Portfolio - Institutional Class, 0.01%#	$725,090
	Total Short-Term Investments (Cost $725,090)	725,090
	Total Investments in Securities (Cost $28,728,011): 100.1%	35,125,352
	Liabilities in Excess of Other Assets: (0.1)%	(33,831)
	Net Assets: 100.0%	$35,091,521

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2014

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $76,540,358 and $28,728,011, respectively)	$98,194,489	$35,125,352
Cash	6,750	—
Receivables
Fund shares issued	17,155	53,706
Dividends and interest	56,526	5,291
Prepaid expenses	10,524	13,199
Total assets	98,285,444	35,197,548

LIABILITIES
Payables
Due to Adviser	63,433	15,029
Fund shares redeemed	51,151	31,591
Audit fees	20,048	20,047
Shareholder servicing fees	14,889	6,259
Administration and fund accounting fees	14,829	14,685
Transfer agent fees and expenses	13,474	10,135
Custody fees	3,574	1,461
Legal fees	3,500	2,292
Chief Compliance Officer fee	1,500	1,335
Accrued expenses	6,503	3,193
Total liabilities	192,901	106,027
NET ASSETS	$98,092,543	$35,091,521

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2014, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$70,733,500	$28,971,218
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	4,793,746	635,087
Net asset value, offering and redemption price per share	$14.76	$45.62
Institutional Class Shares
Net assets applicable to shares outstanding	$27,359,043	$6,120,303
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,816,489	133,282
Net asset value, offering and redemption price per share	$15.06	$45.92

COMPONENTS OF NET ASSETS
Paid-in capital	$61,191,056	$25,310,711
Accumulated net investment loss	—	—
Accumulated net realized gain from investments	15,247,356	3,383,469
Net unrealized appreciation on investments	21,654,131	6,397,341
Net assets	$98,092,543	$35,091,521

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2014

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax and issuance
fees of $620 and $0, respectively)	$908,388	$246,390
Interest	257	159
Total income	908,645	246,549
Expenses
Advisory fees (Note 4)	785,725	281,922
Administration and fund accounting fees (Note 4)	145,910	96,674
Shareholder servicing fees - Class N Shares (Note 5)	186,025	79,724
Transfer agent fees and expenses (Note 4)	65,772	55,245
Registration fees	32,714	33,621
Custody fees (Note 4)	20,955	10,021
Audit fees	20,048	20,048
Printing and mailing expense	17,205	8,395
Legal fees	10,588	9,444
Chief Compliance Officer fee (Note 4)	8,501	8,585
Miscellaneous	7,996	5,749
Trustees fees	7,075	7,092
Insurance expense	5,395	2,937
Interest expense (Note 7)	26	—
Total expenses	1,313,935	619,457
Less: Fees waived by Adviser (Note 4)	—	(96,176)
Net expenses	1,313,935	523,281
Net investment loss	(405,290)	(276,732)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	18,612,318	4,366,542
Net change in unrealized appreciation/(depreciation) on investments	2,508,825	(1,148,092)
Net realized and unrealized gain on investments	21,121,143	3,218,450
Net Increase in Net Assets Resulting from Operations	$20,715,853	$2,941,718

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2014	Sept. 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(405,290)	$234,739
Net realized gain from investments and written options	18,612,318	27,787,330
Net change in unrealized appreciation/(depreciation)
on investments	2,508,825	(13,975,340)
Net increase in net assets resulting from operations	20,715,853	14,046,729

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	—	(250,587)
Institutional Class Shares	—	(160,876)
From net realized gain on investments
Class N Shares	(17,421,828)	(26,083,510)
Institutional Class Shares	(6,709,823)	(14,198,128)
Total distributions to shareholders	(24,131,651)	(40,693,101)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares (a)	(3,380,877)	(19,467,519)
Total decrease in net assets	(6,796,675)	(46,113,891)

NET ASSETS
Beginning of year	104,889,218	151,003,109
End of year	$98,092,543	$104,889,218
Accumulated net investment loss	$—	$(176,580)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2014		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	209,114	$3,043,620	351,398	$5,282,259
Shares issued on reinvestments
of distributions	1,280,632	16,840,305	1,829,681	24,517,728
Shares redeemed*	(1,427,604)	(21,058,261)	(2,056,049)	(30,900,811)
Net increase/(decrease)	62,142	$(1,174,336)	125,030	$(1,100,824)
* Net of redemption fees of		$1,302		$962

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2014		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	38,539	$553,791	266,125	$3,992,537
Shares issued on reinvestments
of distributions	497,261	6,663,304	1,051,386	14,256,795
Shares redeemed*	(610,741)	(9,423,636)	(2,369,302)	(36,616,027)
Net decrease	(74,941)	$(2,206,541)	(1,051,791)	$(18,366,695)
* Net of redemption fees of		$78		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2014	Sept. 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(276,732)	$(172,101)
Net realized gain from investments	4,366,542	3,714,254
Net change in unrealized
appreciation/(depreciation) on investments	(1,148,092)	3,498,578
Net increase in net assets resulting from operations	2,941,718	7,040,731

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(3,047,273)	(553,986)
Institutional Class Shares	(534,172)	(82,744)
Total distributions to shareholders	(3,581,445)	(636,730)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	2,464,849	(5,644,423)
Total increase in net assets	1,825,122	759,578

NET ASSETS
Beginning of year	33,266,399	32,506,821
End of year	$35,091,521	$33,266,399
Accumulated net investment loss	$—	$(397,163)

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2014		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	169,881	$7,855,615	155,084	$6,266,920
Shares issued on reinvestments
of distributions	64,823	2,924,818	13,909	513,948
Shares redeemed*	(213,625)	(9,850,487)	(304,444)	(11,976,669)
Net increase/(decrease)	21,079	$929,946	(135,451)	$(5,195,801)
* Net of redemption fees of		$3,589		$979

Institutional Class Shares
	Year Ended		Year Ended
	Sept. 30, 2014		Sept. 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	31,994	$1,507,896	20,518	$815,249
Shares issued on reinvestments
of distributions	10,624	481,589	2,236	82,744
Shares redeemed	(10,003)	(454,582)	(34,816)	(1,346,615)
Net increase/(decrease)	32,615	$1,534,903	(12,062)	$(448,622)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.77	$19.94	$16.10	$15.99	$14.71
Income from investment operations:
Net investment income/(loss)(1)	(0.07)	0.01	(0.05)	(0.03)	(0.04)
Net realized and unrealized
gain on investments
and written options	3.00	1.80	4.15	0.14	1.32
Total from investment operations	2.93	1.81	4.10	0.11	1.28
Less distributions:
From net investment income	—	(0.06)	—	—	—
From net realized gain on investments	(3.94)	(5.92)	(0.26)	—	—
Total distributions	(3.94)	(5.98)	(0.26)	—	—
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$14.76	$15.77	$19.94	$16.10	$15.99
Total return	21.66%	14.38%	25.74%	0.69%	8.70%
Ratios/supplemental data:
Net assets, end of year (thousands)	$70,734	$74,640	$91,843	$122,603	$207,817
Ratio of expenses to average net assets	1.33%	1.40%	1.33%	1.24%	1.17%
Ratio of interest expense
to average net assets (Note 7)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income/(loss)
to average net assets	(0.46%)	0.08%	(0.27%)	(0.18%)	(0.25%)
Portfolio turnover rate	78.37%	119.95%	47.09%	82.40%	153.49%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$15.99		$20.10	$16.19	$16.04	$14.72
Income from investment operations:
Net investment income/(loss)(1)	(0.03)		0.07	0.00 (2)	0.01	0.00	(2)
Net realized and unrealized
gain on investments
and written options	3.04		1.81	4.17	0.14	1.32
Total from investment operations	3.01		1.88	4.17	0.15	1.32
Less distributions:
From net investment income	—		(0.07)	—	—	—
From net realized gain on investments	(3.94)		(5.92)	(0.26)	—	—
Total distributions	(3.94)		(5.99)	(0.26)	—	—
Paid-in capital from redemption fees	0.00	(1)(2)	—	—	—	0.00	(1)(2)
Net asset value, end of year	$15.06		$15.99	$20.10	$16.19	$16.04
Total return	21.90%		14.69%	26.04%	0.94%	8.97%
Ratios/supplemental data:
Net assets, end of year (thousands)	$27,359		$30,249	$59,160	$77,777	$152,175
Ratio of expenses to average net assets	1.08%		1.15%	1.08%	0.99%	0.92%
Ratio of interest expense
to average net assets (Note 7)	0.00%		0.00%	0.00%	0.00%	0.00%
Ratio of net investment income/(loss)
to average net assets	(0.21%)		0.45%	(0.01%)	0.07%	0.00%
Portfolio turnover rate	78.37%		119.95%	47.09%	82.40%	153.49%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2014	2013		2012	2011		2010
Net asset value, beginning of year	$46.52	$37.70		$31.46	$27.49		$23.40
Income from investment operations:
Net investment loss(1)	(0.36)	(0.24)		(0.38)	(0.34)		(0.19)
Net realized and unrealized
gain on investments	4.27	9.89		6.61	4.31		4.28
Total from investment operations	3.91	9.65		6.23	3.97		4.09
Less distributions:
From net realized gain on investments	(4.82)	(0.83)		—	—		—
Total distributions	(4.82)	(0.83)		—	—		—
Paid-in capital from redemption fees	0.01 (1)	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$45.62	$46.52		$37.70	$31.46		$27.49
Total return	8.53%	26.15%		19.83%	14.44%		17.48%
Ratios/supplemental data:
Net assets, end of year (thousands)	$28,971	$28,565		$28,252	$13,340		$13,149
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.69%	1.77%		1.77%	1.96%		1.88%
After fee waiver	1.43%	1.47	%(3)	1.48%	1.48%		1.48%
Ratio of interest expense
to average net assets	—	—		0.00%	0.00%		0.03%
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(1.03%)	(0.90%)		(1.31%)	(1.52%)		(1.14%)
After fee waiver	(0.77%)	(0.60%)		(1.02%)	(1.04%)		(0.74%)
Portfolio turnover rate	110.93%	109.96%		115.01%	158.88%		140.28%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.43%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
				February 2, 2012(1)
	Year Ended September 30,			through
	2014	2013		September 30, 2012
Net asset value, beginning of period	$46.70	$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.24)	(0.15)		(0.18)
Net realized and unrealized
gain on investments	4.28	9.93		1.78
Total from investment operations	4.04	9.78		1.60
Less distributions:
From net realized gain
on investments	(4.82)	(0.83)		—
Total distributions	(4.82)	(0.83)		—
Net asset value, end of period	$45.92	$46.70		$37.75
Total return	8.78%	26.47%		4.43	%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)	$6,121	$4,701		$4,255
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.44%	1.52%		1.52	%(4)
After fee waiver	1.18%	1.22	%(6)	1.23	%(4)
Ratio of interest expense
to average net assets	—	—		0.00	%(4)
Ratio of net investment loss
including interest expense
to average net assets:
Before fee waiver	(0.78%)	(0.67%)		(1.03	%)(4)
After fee waiver	(0.52%)	(0.37%)		(0.74	%)(4)
Portfolio turnover rate	110.93%	109.96%		115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.
(6)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.18%.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2014

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offered Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011 – 2013, or expected to be taken in the Funds’ 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2014, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$581,870	$(581,870)	$—
Mid-Cap Fund	673,895	(673,895)	—

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds did not enter into written options transactions during the year ended September 30, 2014.
I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2014:

Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$15,639,542	$—	$—	$15,639,542
Consumer Staples	9,464,088	—	—	9,464,088
Energy	5,812,973	—	—	5,812,973
Financials	4,294,167	—	—	4,294,167
Health Care	16,522,829	—	—	16,522,829
Industrials	9,156,495	—	—	9,156,495
Materials	7,783,240	—	—	7,783,240
Technology	24,524,789	—	—	24,524,789
Telecommunication Services	2,999,400	—	—	2,999,400
Total Common Stocks	96,197,523	—	—	96,197,523
Short-Term Investments	1,996,966	—	—	1,996,966
Total Investments in Securities	$98,194,489	$—	$—	$98,194,489

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,770,478	$—	$—	$7,770,478
Consumer Staples	3,633,277	—	—	3,633,277
Energy	1,415,046	—	—	1,415,046
Financials	2,312,394	—	—	2,312,394
Health Care	5,095,418	—	—	5,095,418
Industrials	4,830,440	—	—	4,830,440
Materials	2,008,461	—	—	2,008,461
Technology	7,334,748	—	—	7,334,748
Total Common Stocks	34,400,262	—	—	34,400,262
Short-Term Investments	725,090	—	—	725,090
Total Investments in Securities	$35,125,352	$—	$—	$35,125,352

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2014, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2014.

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2014, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2014, the Growth Fund and the Mid-Cap Fund incurred $785,725 and $281,922 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.43% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively. Any such reductions made by the Adviser in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2014, the Adviser reduced its fees in the amount of $96,176 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $264,903 at September 30, 2014 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2015	$78,124
2016	90,603
2017	96,176
$264,903

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the year ended September 30, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$145,910	$96,674
Transfer Agency (excludes out-of-pocket expenses)	48,195	47,158
Custody	20,955	10,021
Chief Compliance Officer	8,501	8,585

At September 30, 2014, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$14,829	$14,685
Transfer Agency (excludes out-of-pocket expenses)	9,882	8,844
Custody	3,574	1,461
Chief Compliance Officer	1,500	1,335

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2014, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $186,025 and $79,724 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$80,772,640	$107,577,947
Mid-Cap Fund	40,308,640	41,589,622

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $17,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2014, the Growth Fund drew upon its line of credit.  The Growth Fund had an outstanding average daily balance of $143, a weighted average interest rate of 3.25%, and paid $26 in interest.  The maximum amount outstanding for the Growth Fund during the year ended September 30, 2014 was $27,000.  The Mid-Cap Fund did not draw upon its line of credit during the year ended September 30, 2014.  At September 30, 2014, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Growth Fund and the Mid-Cap Growth Fund during the years ended September 30, 2014 and September 30, 2013 was as follows:

Chase Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Growth Fund
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Ordinary income	$3,648,607	$739,226
Long-term capital gains	20,483,044	39,953,875

Mid-Cap Growth Fund
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Ordinary income	$513,573	$—
Long-term capital gains	3,067,872	636,730

As of September 30, 2014, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$76,540,358	$28,728,336
Gross unrealized appreciation	22,057,472	6,680,740
Gross unrealized depreciation	(403,341)	(283,724)
Net unrealized appreciation (a)	21,654,131	6,397,016
Undistributed ordinary income	3,865,751	210,483
Undistributed long-term capital gain	11,381,605	3,173,311
Total distributable earnings	15,247,356	3,383,794
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$36,901,487	$9,780,810

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund is the same.

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2014, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2014

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	2	Trustee, Advisors
(age 68)		term since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March 2014.	housing management) (2012 to		series not
Milwaukee, WI 53202			present); Trustee and Chair (2000		affiliated with the
			to 2012), New Covenant Mutual		Funds);
			Funds (1999-2012); Director and		Independent
			Board Member, Alpha Gamma		Trustee from
			Delta Foundation (philanthropic		1999 to 2012,
			organization) (2005 to 2011).		New Covenant
Mutual Funds.

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	2	Trustee, Advisors
(age 78)		term since	Consultant and former Executive		Series Trust (for
615 E. Michigan Street		February	Vice President and Chief Operating		series not
Milwaukee, WI 53202		1997.	Officer of ICI Mutual Insurance		affiliated with
			Company (until January 1997).		the Funds);
Trustee, The
Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	2	Trustee, Advisors
(age 80)		term since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		series not
Milwaukee, WI 53202					affiliated with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	2	Trustee, Advisors
(age 74)		term since	President, Federal Home Loan		Series Trust (for
615 E. Michigan Street		February	Bank of San Francisco.		series not
Milwaukee, WI 53202		1997.			affiliated with
the Funds).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp	2	Trustee, Advisors
(age 67)	Trustee	term since	Fund Services, LLC		Series Trust (for
615 E. Michigan Street		September	(May 1991 to present).		series not
Milwaukee, WI 53202		2008.			affiliated with
the Funds).

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine (age 67)	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
615 E. Michigan Street	and Chief	term since	Services, LLC (May 1991 to present).
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess (age 47)	President and	Indefinite	Senior Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (March1997 to present).
Milwaukee, WI 53202	Executive	June 2003.
Officer

Cheryl L. King (age 53)	Treasurer and	Indefinite	Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden (age 43)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
615 E. Michigan Street	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa (age 43)	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
615 E. Michigan Street	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato (age 57)	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	President,	term since	(February 2008 to present).
Milwaukee, WI 53202	Chief	September
	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 49)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2014, the Trust is comprised of 43 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Chase Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2014 (Unaudited)

For the year ended September 30, 2014, the Growth Fund and the Mid-Cap Fund designated $3,648,607 and $513,573, respectively as ordinary income.  The Growth Fund and the Mid-Cap Fund designated $20,483,044 and $3,067,872, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2014, the percentage of dividends declared from net investment income designated as qualified dividend income in the Growth Fund and the Mid-Cap Fund was 42.88% and 64.75%, respectively.

For corporate shareholders in the Growth Fund and the Mid-Cap Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2014 was 40.86% and 64.23%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA  22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$33,800	$32,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

 (b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    12/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    12/8/14

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    12/8/14

* Print the name and title of each signing officer under his or her signature.